Investor Presentation Fiscal 2025 – 1st Quarter Update January 29, 2025 Exhibit 99

National Fuel Gas Company Company Overview (3) Why National Fuel? (8) Financial Overview (13) Business Highlights (17) Supplemental Information Segment Information (24) Guidance & Other Financial Information (46)

Company Overview

Corporate HQ: Buffalo, NY

~2,300 employees

NYSE: NFG

Market Cap: **~$6.2B**

122 Years of consecutive dividend payments

54 Years of consecutive dividend increases

>10% Adjusted EPS Growth FY24-FY27E

Investment Grade credit rating

17% reduction in methane emissions since 2020





Left picture: Seneca Resources rig in Tioga County, PA.
Right picture: Buffalo Bills' New Highmark Stadium construction in Orchard Park, NY.

Note: This presentation includes forward-looking statements. Please review the safe harbor for forward looking statements at the end of this presentation.
Market capitalization is presented as of January 27, 2025.

Fiscal 2025 Q1 Update | 3

History of National Fuel Industry Pioneer Born From Rockefeller’s Standard Oil Company

NFG: A Diversified, Integrated Natural Gas Company

National Fuel

Upstream
Exploration & Production

Developing our large, high-quality acreage in Marcellus & Utica shales

~1.2 Million	~1.1 Bcf/day
Net acres in Appalachia	Net total production[(2)]

Midstream
Gathering
Pipeline & Storage

Expanding and modernizing pipeline infrastructure to provide outlets for Appalachian natural gas production

4.6 MMDth	$2.9 Billion
Daily interstate pipeline capacity under contract	Investments since 2010

Downstream
Utility

Providing safe, reliable and affordable service to customers in WNY and NW PA

755,000	>$1 Billion
Utility customers	Investments in safety since 2010

Adjusted EBITDA[(1)]


48%


39%


13%


Upstream
Seneca Resources Acreage
Midstream
NFG Gathering
NFG Pipeline
NFG Storage
Downstream
Utility Service Area
CANADA
Lake Ontario
Lake Erie
OH
PA

(1) Twelve months ended December 31, 2024. A reconciliation of Adjusted EBITDA to Net Income as presented on the Consolidated Statement of Income and Earnings Reinvested in the Business is included at the end of this presentation.
(2) Average net production for the three months ended December 31, 2024.

Fiscal 2025 Q1 Update | 5

Non-Regulated Business Overview

National Fuel®

Exploration & Production Segment (Upstream)

- Seneca Resources Company
  - Total Net Acres (Pennsylvania): ~1.2 million[1]
  - Total Proved Reserves: 4.8 Tcfe[1]
  - Current Net Production: ~1.1 Bcf/d[2]
  - Firm Transportation Capacity: ~1 Bcf/d to premium markets
  - Decades of Marcellus and Utica development inventory


Western Development Area – ~925,000 Acres
Eastern Development Area – ~320,000 Acres
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
McKean
Warren
Crawford
Potter
Tioga
Bradford
Venango
Forest
Elk
Cameron
Lycoming
Mercer
Clinton
Clarion
Jefferson
Clearfield
Lawrence
Centre
Butler
Armstrong
Snyder
Indiana
Beaver
Cambria
Blair
Westmoreland
Huntingdon
Somerset
Bedford
EMPIRE PIPELINE
NFG GATHERING
EASTERN
TGP
TRANSCO
SENECA ACREAGE

Gathering Segment (Midstream)

- National Fuel Gas Midstream Company
  - Total Throughput: 1.3 Bcf/d[2] (including third-party)
    - Greater than 2.3[2] Bcf/d of gathering capacity
  - ~400 miles of gathering pipeline
  - 23 compressor stations with ~125k HP[1]
  - Interconnections with 7 major pipelines

(1) Reported as of December 31, 2024.
(2) Average net production and throughput for the three months ended December 31, 2024.

Fiscal 2025 Q1 Update | 6

Regulated Business Overview

National Fuel®

Pipeline & Storage Segment (Midstream)

- Regulated by Federal Energy Regulatory Commission (FERC)
- Total Rate Base: $1.6 Billion(1)
- ~2,600 miles of pipeline / 29 storage fields
- National Fuel Gas Supply Corporation:
  - Firm Contracted Storage Capacity: 71 Bcf
  - Firm Contracted Transportation Capacity: 3.5 Bcf / day(2)
- Empire Pipeline, Inc.:
  - Firm Contracted Transportation Capacity: 1.1 Bcf / day(2)
- Interconnections with 8 major interstate pipelines

Utility Segment (Downstream)

- New York Jurisdiction
  - 541,000 customers
  - Regulated by the New York Public Service Commission (NYPSC)
- Pennsylvania Jurisdiction
  - 214,000 customers
  - Regulated by the Pennsylvania Public Utilities Commission (PAPUC)
- Total Rate Base: $1.5 Billion(1)
- Fiscal 2024 Total Throughput: ~128 Bcf
- Provides >90% of the space heating load in operating footprint



CANADA
Lake Ontario
Lake Erie
NY
PA
OH
Midstream
NFG Pipeline
NFG Storage
Downstream
Utility Service Area

(1) Reported as of December 31, 2024.
(2) Includes short-term and long-term contracted capacity. Disclosed annually as of September 30, 2024.

Fiscal 2025 Q1 Update | 7

Why National Fuel? Optimized capital allocation Lower cost of capital Operational synergies Improved profitability Targeting significant rate base growth from system modernization and expansion High-graded upstream development and increasing capital efficiencies Responsibly Reduce Emissions Continued progress toward emissions reduction targets Enhanced GHG disclosures on sustainability initiatives 122 years of dividend payments 54 years of dividend increases Ongoing share repurchase program Long-Standing History of Shareholder Returns Responsibly Reducing Emissions Visibility on Long-Term EPS & FCF Growth Strong Integrated Returns

Integrated Model Drives Strong Returns

National Fuel®

NFG's ROCE Outperforms Peers and Broader Market, on Average, Over a Multi-Year Period

Strong Integrated Returns

Visibility on Long-Term EPS & FCF Growth

Long History of Shareholder Returns

Responsibly Reducing Emissions



Return on Capital Employed(1)
NFG vs. S&P 500 and Industry Peers
20%
10%
0%
-10%
-20%
FY17
FY18
FY19
FY20
FY21
FY22
FY23
FY24
S&P O&G Index
NFG Adj.(2)
S&P 500
NFG
UTY
Decrease driven by non-cash impairments

Integrated Business Model Benefits

- ✓ **Operations**: Lower cost structure
- ✓ **Financial**: Lower cost of capital
- ✓ **Strategic**: Optimized capital allocation
- ✓ **Commercial**: Greater revenue / margin

NFG Outperformance Since 2017

- ✓ **NFG vs. S&P 500: +2%**
- ✓ **NFG vs. E&P Peers: +6%**
- ✓ **NFG vs. Utility Peers: +5%**

(1) Source: Bloomberg for the TTM ending September 30th.
(2) NFG adjusted excludes after-tax non-cash ceiling test impairments.

Fiscal 2025 Q1 Update | 9

(1) NYMEX based on flat price assumptions per year. Includes current hedge positions as of December 31, 2024 and excludes acquisitions. Note: The Company defines free cash flow as net cash provided by operating activities, less net cash used in investing activities, adjusted for acquisitions and divestitures. See non-GAAP financial measures information at the end of this presentation. Assumes current hedges. Assumes no pricing-related curtailments. Cash flows from Regulated businesses support an increasing dividend Robust growth in FY25 driven by rate making activity propelling 2025E adjusted EPS growth >10% Beyond FY25, expect adjusted EPS growth to moderate to 5-7%, similar to average annual rate base growth Strong Value Proposition Driven by Earnings & Cash Flow Outlook Non-Regulated Free Cash Flow(1) Strong Integrated Returns Visibility on Long-Term EPS & FCF Growth Responsibly Reducing Emissions Long History of Shareholder Returns 7-10% CAGR Regulated Adjusted Operating Results Increasing EPS Expected to Drive Future Dividend Growth Regulated Businesses >10% Consolidated 3-Year Adjusted EPS CAGR (FY24-27E) with Upside from Rising Gas Prices ($ millions) Increasing well productivity from prolific EDA expected to deliver low-to-mid single digit production growth while decreasing capital Hedging portfolio provides near-term visibility to growing free cash flow generation Long-term natural gas price outlook drives FCF growth, with ability to capture higher natural gas prices Significant FCF Generation Expected to Provide Flexibility Non-Regulated Businesses $3.00 $3.50 $4.00 $4.50 NYMEX

Proven Track Record of Returning Capital to Shareholders

National Fuel

Strong Integrated Returns

Visibility on Long-Term EPS & FCF Growth

Long History of Shareholder Returns

Responsibly Reducing Emissions

>$590 Million Returned to Shareholders in Last 3 Years

Dividend Yield + **Share Buyback Yield** → **Total Return of Capital(1)**: **~5%**

Stable, Growing Dividend …

54 Years
Consecutive Dividend Increases

122 Years
Consecutive Payments



$2.06
per share
$0.19
per share
1970
1980
1990
2000
2010
2020

…Plus Share Buyback

- $200 MM Share Repurchase Program approved in March 2024
- Target completion date by end of fiscal 2025(2)
- Purchased ~$99 MM and 1.7 MM shares through December 31st

(1) Dividend yield is as January 27, 2025. Share buyback yield is based on the remaining authorized repurchases in fiscal 2025.
(2) Completion subject to a number of factors, including but not limited to stock price, market conditions, applicable securities laws, including SEC Rule 10b-18, corporate and regulatory requirements, and capital and liquidity needs.

Fiscal 2025 Q1 Update | 11

Considerable Progress on Emissions Reductions Latest Corporate Responsibility Report Provides Enhanced Disclosures on Sustainability Initiatives All emissions reduction targets based on 2020 baseline. Measured using calendar 2023 emissions data, as reported in Company’s 2023 Corporate Responsibility Report. Continued Progress On Our Methane Intensity Targets(1) Responsible gas certifications Pneumatic device replacement Equipment upgrades at existing facilities Use of best-in-class emissions controls for new facilities Strong Integrated Returns Visibility on Long-Term EPS & FCF Growth Responsibly Reducing Emissions Long History of Shareholder Returns NFG Consolidated GHG Target 25% absolute GHG reduction by 2030 Progress since 2020: 5.6% decrease while growing the business

Financial Overview

Strong Q1 and Improved Gas Macro Drive Earnings Higher Growth in Each Segment Supports Consolidated 3-Year Adj. EPS CAGR >10% (FY24-27E) Adjusted Operating Results(1) ($ per share) Excludes items impacting comparability. Consolidated Adjusted Operating Results includes Corporate & All Other. See Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation. FY25 Adjusted EPS guidance, which excludes items impacting comparability, is at midpoint of the range disclosed ($6.50 - $7.00) and assumes $3.50 NYMEX pricing. Fiscal 2025 Adjusted EPS guidance at $4.00 NYMEX is $6.90 - $7.40, or $7.15 at the midpoint. Q1 Highlights E&P – hedging gains more than offset the decrease in NYMEX pricing compared to the prior year P&S - net income increased $8.4 million (35%) from the prior year due to Supply Corp. rate case settlement, effective Feb. 2024 Utility - net income increased $5.9 million (22%) compared to the prior year as a result of a recent rate order approving the rate case settlement in New York Higher FY25 adjusted earnings guidance primarily due to stronger demand for natural gas and improving operational results Growing demand due to colder weather, increased LNG exports, gas-fired generation, and industrial reshoring provides long-term tailwinds E&P productivity improvements driving production guidance higher as well as Gathering throughput for the year First Quarter Highlights & Improved FY25 Guidance (2) (2) +35% +43%

Capital Allocation Priorities Drive Spending Levels

National Fuel®

Capital Allocation Priorities

Priority	Details
Organic Investments	• Invest in regulated growth via modernization and pipeline expansions • Maintain low-to-mid single digit production growth in upstream/gathering
Responsibly Manage the Balance Sheet	• Maintain investment grade credit rating • Target optimal rate making capital structure
Return of Capital to Shareholders	• Uphold 54-year history of dividend increases • Execute value-accretive share repurchases
Highly Strategic M&A	• Upstream/Gathering: Integrated opportunities geographically proximate to existing operations • Regulated: Growth to balance business mix

Capital Expenditures by Segment ($ millions)(1)



Utility
Pipeline & Storage
Gathering
Exploration & Production(2)
$973
$140
$142
$103
$588
$936
$185
$111
$109
$530
~$923
$165 – $185
$130 –$150
$95 - $110
$495 – $515
FY 2023
FY 2024
FY 2025E

(1) Capital expenditures include accrued capex. Total Capital Expenditures include Corporate and All Other. A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY25 consolidated capital guidance is displayed at the midpoint of the range ($885 - $960).

(2) FY23 reflects the netting of $150 million in the E&P segment related to the acquisition of Appalachian upstream assets. FY24 E&P reflects the netting of $6.2 million related to the acquisition of assets from UGI.

Fiscal 2025 Q1 Update | 15

Balance Sheet Resiliency Through the Commodity Cycle

National Fuel

Conservative Leverage Provides for Opportunistic Capital Allocation

Net Debt / Adjusted EBITDA[1]



3.5 x Downgrade Threshold
2.72 x
2.22 x
2.27 x
2.27 x
2 – 2.25 x
FY21
FY22
FY23
FY24
FY25 Target(4)

Current Credit Rating

Committed to Investment Grade Credit Rating

Investment Grade Credit Rating	
S&P	BBB-
Moody's	Baa3
Fitch	BBB

Capitalization



Equity 49%
Total Debt 51%

FFO / Net Debt Comfortably above Downgrade Threshold[2]



32%
39%
41%
41%
40 – 45%
20% Downgrade Threshold
FY21
FY22
FY23
FY24
FY25 Target(4)

Debt Maturity Profile by Fiscal Year ($MM)

~$1B in Short-term Liquidity Available



$500
$300(3)
$500
$600
$300
$500
2024
2025
2026
2027
2028
2029
2030
2031

(1) Net Debt is net of cash and temporary cash investments. Reconciliations of Net Debt and Adjusted EBITDA are included at the end of this presentation.
(2) A reconciliation of Funds From Operations (FFO) to Net Cash Provided by Operating Activities can be found at the end of this presentation.
(3) $300 MM term loan was drawn in April 2024 and replaced outstanding commercial paper.
(4) Please see slide entitled Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation.

Fiscal 2025 Q1 Update | 16

Business Highlights

Regulated: Significant Rate Case Activity

National Fuel

Significant Growth

Utility – NY



New York:

- ✓ Filed a rate case in October 2023 for new rates effective October 1, 2024 (fiscal 2025)
- ✓ **Joint Proposal approved**[1] on December 19, 2024, with no significant modifications to the 3-year rate settlement
- ✓ 3-year revenue requirement increase: RY1 $57.3M; RY2 $73.1M; and RY3 $85.8M

Rate Case Drivers	Approved
Authorized ROE	9.7%
Equity Ratio	48%
Rate Base (Yr 1)	$1.04B

$57M increase in FY25 Revenue Requirement

Utility – PA



Pennsylvania:

- ✓ Joint Settlement reached on first rate case in PA since 2007
  - – Achieved $23 million revenue requirement (~80% of filed position)
  - – New weather normalization adjustment mechanism
- ✓ New rates became effective August 1, 2023
- ✓ On January 1, 2025, initiated recovery of eligible costs on incremental rate base added after September 30, 2024, as allowed under PA's Distribution System Improvement Charge (DSIC)[2]

$23M increase in Revenue

P&S – Supply



Supply:

- ✓ Settlement approved by FERC on 6/11/24
  - – New rates went into effect 2/1/24
- ✓ $56 million increase in revenue on annualized basis
- ✓ Maintains existing depreciation rates
- ✓ No comeback or moratorium period
  - – Ability to file a rate case at any time

$56M increase in Revenue

(1) See Case 23-G-0627 on file with the NY PSC.
(2) DSIC tracker allows recovery on incremental system investments after July 31, 2024, subject to attaining rate year plant balance of $781.3 million and earning below a statewide ROE target (currently 10.15%).

Fiscal 2025 Q1 Update | 18

Utility

National Fuel®

NY Utility Rate Case Supports Growing Earnings Outlook

Three-Year Rate Settlement Approved on December 19th, 2024

- ✓ Joint Proposal approved[(1)] on December 19, 2024: 3-year rate settlement (fiscal 2025 – 2027) with no significant modifications to the Joint Proposal filed in September
- ✓ New rates implemented on Jan. 1, 2025 with make-whole provision allowing full recovery over calendar 2025 of incremental revenue requirement not billed to customers between Oct. 1, 2024, and Dec. 31, 2024

Rate Case Drivers	Old Rates	Approved (New) Rates		
	FY24	FY25	FY26	FY27
Revenue Requirement Increase (relative to FY24)	n/a	$57.3	$73.1	$85.8
Rate Base	$858	$1,044	$1,104	$1,163
Authorized ROE	8.7%	9.7%	9.7%	9.7%
Authorized Equity Ratio	43%	48%	48%	48%

- ✓ Maintains modernization (pipeline replacement) program at a minimum of 105 miles per year over rate plan
  - Recovery of system modernization costs, including higher rate base and depreciation expense, now included in new base rates (revenue requirement)
- ✓ Ratemaking mechanisms:
  - Continuation of: weather normalization; revenue decoupling; industrial 90/10 symmetrical sharing; merchant function charge
  - New: uncollectible expense tracker; gas safety and customer service performance metrics; customer bill impact levelization



Utility



(1) See Case 23-G-0627 on the NY PSC website.

Fiscal 2025 Q1 Update | 19

Non-Regulated: Development Creates Differentiated Value

National Fuel

Western Development Areas (WDA)
Legacy Development Area
Primarily Owned in Fee (No Royalty)

Eastern Development Areas (EDA)
Development Focus Area



WDA – ~925,000 Acres
EDA – ~320,000 Acres
Chautauqua
Cattaraugus
Allegany
Steuben
Chemung
Bradford
McKean
Warren
Crawford
Potter
Tioga
Venango
Forest
Elk
Cameron
Lycoming
Mercer
Clinton
Jefferson
Clarion
Clearfield
Lawrence
Union
Butler
Centre
Armstrong
Snyder
Indiana
Beaver
Cambria
Blair
Huntingdon
Westmoreland
Somerset
Bedford
EMPIRE PIPELINE
NFG GATHERING
EASTERN
TGP
TRANSCO
SENECA ACREAGE

EDA Transition Highlights

- ✓ EDA development plan drives higher capital efficiencies and cash flow generation
- ✓ EDA wells deliver >2x the well productivity versus legacy WDA program(1)
- ✓ Well design optimization driving enhanced EDA Utica well performance
  - Best pads brought online this past quarter utilizing Gen 3 frac design (see slide 22)

Deep Inventory of Highly Economic Locations

- ✓ ~20 years of inventory in EDA + WDA at PV-10% breakeven price of less than $2.25/Mmbtu NYMEX
  - Average of 20-30 wells brought online per year
- ✓ Integrated gathering system provides optimized investment timing, low-cost structure and resilient thru-cycle margins

(1) Well productivity is measured within the first five years that a well comes online.

Fiscal 2025 Q1 Update | 20

Non-Regulated: Focused on Capital Efficiency & FCF Generation

National Fuel

Development Program Drives Growing Production with Decreasing Capital

Development Program Productivity Increasing Significantly[1]



~80%
600
400
200
0
12 M. Cumulative Gas, MCF/1,000'[2]
FY23
FY24E
FY25E
FY26E

% EDA TILs	~50%	~60%	~80%	~100%

Seneca Net Production (Bcfe)



+12%
372.5
392.0
410 - 425
2023
2024
2025E

Seneca Capital Expenditures ($ MM)[2]



-14%
$588
$530
$495 - $515
2023
2024
2025E

(1) FY23 is based on actual data. FY24 to FY26 data is projected until 12 months after the last pad has been online. Well data tied to FY based on first production off of pad and includes any marketing or operational curtailments.
(2) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY23 E&P capex reflects the netting of $150 million related to acquisition of upstream assets and acreage from total capital expenditures for E&P of $738 million. FY24 E&P capex reflects the netting of $6 million related to the acquisition of assets from UGI from E&P capex of $536 million.

Fiscal 2025 Q1 Update | 21

Non-Regulated: Well Productivity Improvements Lowering Breakevens Assumes an average of 20 to 30 wells brought online/year, which is equivalent to current pace. (1) EDA WDA ~20 years of <$2.25 NYMEX Economic Inventory Well Design Changes Improving Tioga Utica Performance +80% 22

NFG is Uniquely Positioned for AI/Data Center Opportunities NFG’s vertically integrated natural gas infrastructure in the low-cost Appalachian Basin is uniquely positioned to meet rising gas-fired power generation demand Actively pursuing development opportunities that span multiple potential pathways Opportunity set: Expand transportation and storage infrastructure to connect new load growth (interstate, gathering, and/or utility pipes) Supply reliable, low-cost, responsibly sourced gas (decades of inventory at Seneca between the WDA and EDA) Integrated wellhead to burner tip solutions, including behind the meter development Natural Gas Pipeline Infrastructure Power Gen Data Center NFG: An Ideal Partner for Power Gen/DC Land rights/ownership Proximity to Electric Grid and Fiber Network Large Project Management Expertise Decades of Natural Gas Supply Extensive Pipeline Connectivity Substantial Water Access Regulatory Credibility/Capabilities Investment Grade Balance Sheet Sustainability Track Record

Supplemental Information

Exploration & Production & Gathering Overview Seneca Resources Company, LLC National Fuel Gas Midstream Company, LLC Supplemental Information: Segment Overview

E&P and Gathering

National Fuel

Long Runway of Development Opportunities in the EDA

Upstream Development Program

- >10 years of inventory with an expected PV-10% breakeven price of less than $2.00/Mmbtu NYMEX

Tioga County, PA

- ✓ Low-risk development locations: ~200 Utica, ~70 Marcellus
  - – Average total lateral length (TLL) of ~13k feet in the Utica, ~11.5k feet in Marcellus
- ✓ Firm Transportation:
  - – Empire Tioga County Extension (NFG - Empire), Leidy South (NFG - Supply, Transco), Northeast Supply Diversification (TGP), Tioga Pathway (2026e ISD, NFG - Supply)

Lycoming County, PA

- ✓ Low-risk development locations: ~20 Marcellus
  - – Average total lateral length (TLL) of ~8k feet
- ✓ Firm transportation: Atlantic Sunrise (Transco)

Gathering System Capacity and Expected Revenues

- ✓ Tioga County system capacity up to 1,220,000 Dth per day
- ✓ Lycoming County system capacity up to 585,000 Dth per day
- ✓ Expected to generate third-party revenues of $10 – $12 million for fiscal 2025


Utica Development
Marcellus Development
EASTERN
TGP
Bradford County
Tioga County
TIOGA GATHERING SYSTEMS
Wellsboro
Morris
Lycoming County
MIDSTREAM TROUT RUN
Trout Run
Cogan Station
TRANSCO
Williamsport
Linden
Interconnect
Empire Pipeline
NFG Gathering
Tennessee Gas Pipeline
TRANSCO
EASTERN
Seneca Resources Acreage
JDA Leased Acreage

Fiscal 2025 Q1 Update | 26

E&P and Gathering

National Fuel

High Quality Acreage in WDA, Primarily Owned in Fee

Western Development Area (WDA) Highlights

- ✓ ~10 years of fully delineated inventory in the Utica and Marcellus plus significant additional future development potential with expected PV-10% breakeven price of less than $2.25/Mmbtu NYMEX
- ✓ Large gathering system with multiple interconnects provides access to firm transportation portfolio that reaches premium markets
- ✓ Highly contiguous fee acreage (no royalty) enhances economics and provides development flexibility
- ✓ Beechwood area results provide long-term development optionality

WDA Gathering

- ✓ Total investment to date ~$400 MM
- ✓ Seneca production source, system capacity up to 750K Dth/d
- ✓ Minimal gathering pipelines and compression investment required to support Seneca's near-term development program

Gathering System Map


McKean County
Elk County
Cameron County
Clermont in Service
Seneca Resources Lease Acreage
Seneca Resources Fee Acreage

Marcellus & Utica Trend Fairways[1]


MCKEAN
POTTER
FOREST
CAMERON
ELK
CLARION
JEFFERSON
CLEARFIELD
Marcellus Trend
Utica Trend

(1) The Utica Shale lies approximately 5,000 feet beneath Seneca's WDA Marcellus acreage.

Fiscal 2025 Q1 Update | 27

E&P and Gathering

National Fuel

Production Supported by Long-Term Contracts

~1 Bcf/d of Firm Transportation(1)


CANADA
Lake Ontario
Lake Erie
VT
NH
NY
MA
CT
PA
NJ
MD
To Canada, Dawn, TPG-200 (43% of total)
To NY, NJ, Northeast (33% of total)
NEW Gulf Coast (5% of total)
To Mid-Atlantic, SE US (19% of total)
NFG GATHERING
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
MAJOR TRANSMISSION PIPELINES
SRC ACREAGE

Firm Sales Portfolio

Gross Volumes MDth/d


1,200
1,000
800
600
400
200
0
In-Basin Firm Sales (2)
Will continue to layer-in firm sales deals to reduce in-basin spot exposure
NEW Gulf Coast Capacity 50 MDth/d (WDA)
Leidy South (Transco & NFG - Supply)
Transco Zone 6 Non-NY
330 MDth/d
*Capacity can be utilized by all three producing areas (WDA, EDA-Tioga, and EDA-Lycoming)
Tioga County Extension (NFG - Empire)
Canada-Dawn & NY Markets
200 MDth/d (EDA Tioga)
Atlantic Sunrise (Transco)
Mid-Atlantic & Southeast U.S.
189 MDth/d (EDA-Lycoming)
Niagara Expansion (TGP & NFG - Supply)
Canada-Dawn & TGP 200
170 MDth/d (WDA)
NE Supply Diversification (TGP) 50 MDth/d (Canada-Dawn) (EDA-Tioga)
FY 2025 to 2026

(1) Percentages in chart indicate % of firm transportation volumes as of April 2026 when Gulf Coast capacity comes online.
(2) Represents approximate base firm sales contracts not tied to firm transportation capacity. Base firm sales are either fixed priced or priced at an index (e.g., NYMEX) +/- a fixed basis and do not carry any transportation costs.

Fiscal 2025 Q1 Update | 28

Fiscal 2025 Sales Mix Provides Near-Term Price Certainty E&P and Gathering ($0.92) ($0.92) ($0.74) ($0.74) $2.51 $2.52 $2.63 Firm Sales & Production Cadence(1) Price Realizations with Hedging (Net Bcfe, $ per MMBtu) ~410 - 425 NYMEX Floor: $3.39 Cap: $4.46 ($0.75) $2.90 (2) (3) Differential to NYMEX ($0.23) ($0.73) $2.52 98 Bcfe Q2 Volumes: Fixed Price 22 Bcfe, NYMEX-Linked 66 Bcfe, Index 4 Bcfe. Q3 Volumes: Fixed Price 19 Bcfe, NYMEX-Linked 66 Bcfe, Index 7 Bcfe. Q4 Volumes: Fixed Price 20 Bcfe, NYMEX-Linked 66 Bcfe, Index 8 Bcfe. NYMEX-Linked and Index prices are shown as differentials to NYMEX and $ per MMBtu. Price certainty defined as volumes where the price is locked in through either a fixed price firm sale or a NYMEX-linked firm sale paired with a NYMEX swap. Floor protection defined as volumes where a floor price is locked in through a NYMEX-linked firm sale paired with a NYMEX collar. The average realized price, which includes differentials of ~$0.74/MMBtu is a $2.65 floor and $3.72 cap.

E&P and Gathering

National Fuel®

Hedging Program: Disciplined with Upside Potential

Methodical Approach to Layering in Hedges Over Time Supports Investment Grade Credit Rating

Swaps and Fixed Price Sales Provide Price Certainty[1]…


~30%
~15%
~55%
~50%
- 55%
~65%
- 70%
~85%
- 90%
~95%
- 100%
FY25
FY26
FY27
FY28
FY29
Fixed Price / Swaps
Collars
Unhedged

…Collars and Unhedged Production Provide Upside Capture Opportunities


Upside with collars
$4.61
$4.41
$4.41
$4.53
$3.98
$3.79
$3.49
$3.41
$3.47
$3.36
$3.36
$3.43
Q2 FY25
Q3 FY25
Q4 FY25
FY26
Collars
Strip, as of 1/27/25

(1) FY25 estimated hedge percentage shown for the remaining 9 months and assumes ~417.5 Bcf of production per year with the remaining years at low-to-mid single digit growth.

Fiscal 2025 Q1 Update | 30

Integration Drives Industry Leading Cost Structure Seneca Cash OpEx ($/Mcfe) G&A estimate represents the midpoint of the G&A guidance ranges for fiscal 2025. The total of the two LOE components represents the midpoint of the LOE guidance ranges for fiscal 2025. (2) E&P and Gathering (2) Seneca + Gathering Cash OpEx ($/Mcfe) $0.47 Reduction

E&P and Gathering

Industry-Leading Focus on Sustainability

National Fuel®

Responsible Gas Certifications, Emissions Reductions & Biodiversity

EQUITABLE ORIGIN CERTIFIED

Equitable Origin – EO100™ Standard for Responsible Energy Development Certification

(100% of natural gas production recertified in December 2024)

Encompasses the following principles:

- ✓ Corporate Governance, Transparency & Ethics
- ✓ Human Rights, Social Impacts & Community Development
- ✓ Indigenous People's Rights
- ✓ Fair Labor & Working Conditions
- ✓ Climate Change, Biodiversity & Environment

Achieved peer-leading certification:

Seneca	Midstream
A	A-

Emissions Reductions

- ✓ Surpassed 2030 Methane Intensity Reduction Target
- ✓ Significant reductions in methane driven by:
  - ✓ Natural gas pneumatic device conversions
  - ✓ Operational best management practices for well liquids unloading and flowback
  - ✓ Increased LDAR frequency and aerial monitoring to reduce fugitive emissions

Reduction Since 2020 — Exploration & Production: **48.5%** Methane Intensity Reduction

2030 Target — **40%** Reduction

MiQ

(100% of Appalachian Assets, re-certified August 2024)

Certification focuses on three emissions management criteria:

- ✓ Methane Intensity
- ✓ Company Practices to Manage Methane Emissions
- ✓ Emissions Monitoring Technology Deployment

Achieved A grade certification, the highest certification level available

Biodiversity

- ✓ Surface Footprint Neutral Program focuses on restoring, enhancing, or protecting biodiversity by returning one acre of land to the environment for every acre disturbed
- ✓ Voluntary initiatives focused on pollinator and tree plantings, streambank stabilization, and enhancing aquatic wildlife



Fiscal 2025 Q1 Update | 32

Pipeline & Storage Overview National Fuel Gas Supply Corporation Empire Pipeline, Inc. Supplemental Information: Segment Overview

Pipeline & Storage

Pipeline & Storage Segment Overview

National Fuel

National Fuel Gas Supply Corporation

- ✓ **Contracted Capacity[(1)]:**
  - Firm Transportation: 3,498 MDth per day
  - Firm Storage: 70,693 MDth (fully subscribed)
- ✓ **Rate Base[(2)]:** ~$1,313 million
- ✓ **FERC Rate Proceeding Status:**
  - Rate case settled in Q2 FY24 and approved by FERC June 11, 2024
  - New rates went into effect as of February 1, 2024

Empire Pipeline, Inc.

- ✓ **Contracted Capacity[(1)]:**
  - Firm Transportation: 1,092 MDth per day
  - Firm Storage: 3,753 MDth (fully subscribed)
- ✓ **Rate Base[(2)]:** ~$315 million
- ✓ **FERC Rate Proceeding Status:**
  - Rates in effect since January 2019
  - Must file for new rates no later than May 1, 2025


CANADA
Lake Ontario
Lake Erie
Empire Pipeline
Supply Corp.
NY
PA
OH
MD
VT
NH
MA
CT
TCPL
EGTS
TGP 200
TGP 300
MILLENNIUM
TRANSCO
TETCO
NFG GATHERING
NATIONAL FUEL GAS SUPPLY CORPORATION
EMPIRE PIPELINE
MAJOR TRANSMISSION PIPELINES

(1) Firm transportation includes short-term and long-term and is disclosed annually as of September 30, 2024.
(2) Reported as of December 31, 2024.

Fiscal 2025 Q1 Update | 34

Pipeline & Storage Customer Mix Firm Transport Customer Transportation by Shipper Type(1) Affiliated Customer Mix (Contracted Capacity) Disclosed annually as of 9/30/2024. Pipeline & Storage

Pipeline Modernization & Expansion Projects Propel Growth A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. FY25E capex is presented at mid-point of guidance. Capex Investments Support Long-Term Rate Base Growth Estimate of ~5-7% Pipeline & Storage Organic Growth Drivers Expect long-term capex spend of ~$100-150 MM per year Expansion projects drive further growth potential, such as the Tioga Pathway Project (Fiscal 2026)

Tioga Pathway Project Creates Organic Growth Capacity: 190,000 Dth/day Estimated capital cost: ~$100 million A portion of the capital to be allocated to modernization facilities Estimated annual revenue: ~$15 million (underpinned by 15-year agreement with Seneca) Modernization component of capital investment is expected to drive additional revenue growth in future rate case Facilities (all in Pennsylvania) include: Approximately 20 miles of new pipeline Replacement of ~4 miles of existing pipeline (with new 20” pipeline) Target in-service date: late calendar year 2026 Regulatory process: FERC 7(c) Application (filed August 21, 2024) Pipeline & Storage Long-term revenue growth for Supply, while providing an additional outlet for Seneca’s EDA development

Continued Expansion of the Supply Corp. Line N System Pipeline & Storage Additional Line N Expansion Opportunities Line N corridor is well positioned to serve growing power demand from AI and data centers Significant data centers exist today, plus more expected in the future Proximate to fiber corridor Available power generation capacity Access to significant gas supply in SW PA/WV Interconnectivity of the system to other long-haul pipelines and on-system load provides on-going opportunity to transport additional volumes Evaluating potential projects for end users, as well as projects for producers and marketers that could reach various markets, including to Rover and TGP Pipeline at Mercer Line N 38

Utility Overview National Fuel Gas Distribution Corporation Supplemental Information: Segment Overview

New York & Pennsylvania Service Territories New York Last Rate Case: Joint Proposal approved December 19, 2024 (3-year rate plan effective Oct. 1, 2024 through Sept. 30, 2027) Total Customers(1): ~541,000 Allowed ROE: 9.7% (NYPSC Case 23-G-0627) Rate Mechanisms: Revenue Decoupling Weather Normalization Low Income Customer Discount Reconciliation Merchant Function Charge (Uncollectibles Adj.) 90/10 Sharing (Large Customers) Uncollectible Expense Tracker Pennsylvania Last Rate Case: 2023 (rates effective August 1, 2023) Total Customers(1): ~214,000 Allowed ROE: Black-box settlement (2023) - $23 MM rate increase Rate Mechanisms: Weather Normalization (added Aug. 1, 2023), subject to 3% deadband Low Income Rates Merchant Function Charge (Uncollectibles Adj.) Eligible for Distribution System Improvement Charge (DSIC) Initiated recovery of eligible costs on January 1, 2025 Disclosed annually as of September 30, 2024. Utility

First utility in the state to submit a LTP (Long-Term Plan) NYPSC implemented NFG’s LTP with modifications in December 2023 Includes an “All-of-the-Above Pathway” for an affordable and practical way to meet the State’s climate goals LTP includes Hybrid Heating, Demand Response, and RNG pilot proposals System modernization NFG continues to receive support for accelerated and proactive investments in the replacement of leak prone pipe System modernization costs included in base rates in most recent rate case Supportive rate mechanisms include: Weather normalization – Adjusts billings based on temperature variances compared to average weather Revenue Decoupling – Separates usage from revenue for initiatives such as energy conservation Industrial 90/10 – Symmetrical sharing for large commercial and industrial customer margin NY Regulatory Environment Continues to Prioritize Access to Safe, Reliable and Affordable Energy NY Utility Regulatory Environment Utility

Customer Affordability New York Pennsylvania Based on 2023 average monthly residential bill data posted on company websites required by the NYPSC. Based on analysis of 2024 PAPUC Annual Rate Comparison Report, which includes data for average monthly residential bills for 2023. Utility #3 Out of 9 Gas Utilities(1) #1 Out of 6 Gas Utilities(2)

Utility Continues its Significant Investments in Safety (1) A reconciliation to Capital Expenditures as presented on the Consolidated Statement of Cash Flows is included at the end of this presentation. Increase from FY23 to FY24 is partially due to the impact of New York State’s Roadway Excavation Quality Assurance Act (“REQAA”) which will continue to increase investment costs in future years. Long-Standing Focus on Distribution System Safety and Reliability Utility (2)

Long-Standing Pipeline Replacement & Modernization NY 9,834 miles PA 4,852 miles Miles of Utility Main Pipeline Replaced(2) Utility Mains by Material(1) (1) All values are reported on a calendar year basis, as of December 31, 2024, as required by the DOT. (2) All values are reported on a fiscal year basis, as required by the NYPSC and PAPUC. Utility

Utility

Utility Targeting Substantial Emissions Reductions

National Fuel

Significant Reductions in Utility GHG Emissions to Date, Driven by System Modernization Efforts



Utility Mains & Services Emissions[1]
(Thousand Metric Tons, CO_2e)
~68% Reduction Since 1990 (484,000 Metric Tons CO2e)
800
700
600
500
400
300
200
100
0
1990
1995
2000
2005
2010
2015
2020

GHG Reduction Targets, Continuing Focus on Lowering Carbon Footprint

Utility GHG Emissions Reduction Targets[1]
(Based on 1990 EPA Subpart W Emissions)



2030
75%
2050
90%

- ✓ *Targets Exceed Those Included in New York State Climate Act (CLCPA)[2]*
- ✓ *Reductions Primarily Driven by Ongoing Modernization of Mains and Services*

(1) Baseline emissions & emissions reduction targets are calculated pursuant to the reporting methodology under the EPA GHG Reporting Program (current Subpart W, and using AR5), primarily Distribution pipeline mains & services.
(2) New York Climate Leadership and Community Protection Act, enacted in 2019.

Fiscal 2025 Q1 Update | 45

Guidance & Other Financial Information Supplemental Information

Fiscal 2025 Adjusted EPS Guidance

National Fuel

Previous FY25 Adj. EPS Guidance	Updated FY25 Adj. EPS Guidance
$5.50 to $6.00/share	$6.50 to $7.00/share(1)

NYMEX (rem. 9 months)	Earnings Sensitivities
$3.00	$6.15 - $6.65
$3.50	$6.50 - $7.00
$4.00	$6.90 - $7.40

Key Guidance Drivers

Category	Segment	Driver	Direction	Guidance
Non-Regulated	Exploration & Production	Net Production	↑	410 - 425 Bcfe
		Realized natural gas prices (after-hedge)	↑	~$2.77 - $2.81/Mcf(2)
		G&A Expense	↔	$0.18 - $0.19/Mcf
		DD&A Expense	↓	$0.63 - $0.67/Mcf
		LOE Expense	↔	$0.68 - $0.70/Mcf
	Gathering	Gathering Revenues	↑	$250 - $260 million
		Gathering O&M Expense	↔	~$0.10/ Mcf of throughput
Regulated	Pipeline & Storage	Pipeline & Storage Revenues	↔	$415 - $435 million
		Pipeline & Storage O&M Expense	↔	~5% increase
	Utility	Utility Customer Margin(3)	↑	$445 - $465 million *(see next slide)*
		Utility O&M Expenses	↑	$240 – $250 million *(see next slide)*
Tax Rate		Effective Tax Rate	↑	~25%

(1) Excludes items impacting comparability. See Comparable GAAP Financial Measure Slides & Reconciliations at the end of this presentation.
(2) Assumes NYMEX pricing of $3.50/MMBtu and in-basin spot pricing of $2.90/MMBtu for Fiscal 2025, and reflects the impact of existing financial hedges, firm sales and firm transportation contracts.
(3) Customer Margin is defined as Operating Revenues less Purchased Gas Expense.

Fiscal 2025 Q1 Update | 47

Why National Fuel? Base rate increase ($57.3 MM revenue requirement) Revenues previously recovered through system modernization trackers now in base rates Margin excludes recovery of regulatory assets related to revenues accrued in prior periods (~$13 MM per year) Revenue requirement reduced by $14 MM to reflect pension/OPEB income (reflected in O&M expense and non-service costs) O&M Increase: Personnel costs Healthcare & benefit IT and cybersecurity Rate Case Adjustments: Increase in pension/OPEB service costs embedded in rate allowance (non-cash) Other miscellaneous deferral amortizations Increase in non-service pension/OPEB income Offset by lower revenue requirement and higher service costs (O&M expense) Non-Service Pension & Post-Retirement Benefit Credit Customer Margin* Utility Guidance for Fiscal 2025 $445 - $465 MM $23 - $27 MM $240 - $250 MM O&M Expense *Customer Margin is defined as Operating Revenues less Purchased Gas Expense.

Regulated: Rate Case Overview

National Fuel

Recent updates in orange

	Pipeline & Storage		Utility	
	Supply	**Empire**	**NY[(2)]**	**PA**
Regulatory Agency (Governed by)	FERC	FERC	NYPSC	PAPUC
Timing/ Status	• Settlement approved by FERC June 11, 2024 • New rates went into effect February 1, 2024 • No moratorium or comeback period	• Rates in effect since January 1, 2019 • Must file for new rates by May 1, 2025	• Joint Proposal approved[(2)] December 2024 with no significant modifications in the settlement • 3-year rate plan effective October 1, 2024, with make-whole provision	• Settlement approved in June 2023 • Rates in effect since August 1, 2023
Rate Base[(1)] *(in millions)*	$1,313	$315	Approved → $1,040 in Rate Year 1	$453
Equity Ratio	Not stated – Black box settlement	Not stated – Black box settlement	Approved → 48%	Not stated – Black box settlement
Authorized ROE	Not Stated – Black box settlement	Not Stated – Black box settlement	Approved → 9.7%	Not Stated – Black box settlement

(1) Represents the latest available information in regulatory filings. Supply and Empire rate base amounts are as of 12/31/2024. NY is as of the recently approved rate case and PA is as of 12/31/24.
(2) See Case 23-G-0627 on file with the NY PSC.

Fiscal 2025 Q1 Update | 49

Safe Harbor For Forward Looking Statements This presentation may contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including statements regarding future prospects, plans, objectives, goals, projections, estimates of gas quantities, strategies, future events or performance and underlying assumptions, capital structure, anticipated capital expenditures, completion of construction projects, projections for pension and other post-retirement benefit obligations, impacts of the adoption of new accounting rules, and possible outcomes of litigation or regulatory proceedings, as well as statements that are identified by the use of the words “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “predicts,” “projects,” “believes,” “seeks,” “will,” “may,” and similar expressions. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished. In addition to other factors, the following are important factors that could cause actual results to differ materially from those discussed in the forward-looking statements: impairments under the SEC’s full cost ceiling test for natural gas reserves; changes in the price of natural gas; changes in laws, regulations or judicial interpretations to which the Company is subject, including those involving derivatives, taxes, safety, employment, climate change, other environmental matters, real property, and exploration and production activities such as hydraulic fracturing; governmental/regulatory actions, initiatives and proceedings, including those involving rate cases (which address, among other things, target rates of return, rate design, retained natural gas and system modernization), environmental/safety requirements, affiliate relationships, industry structure, and franchise renewal; the Company’s ability to estimate accurately the time and resources necessary to meet emissions targets; governmental/regulatory actions and/or market pressures to reduce or eliminate reliance on natural gas; changes in economic conditions, including inflationary pressures, supply chain issues, liquidity challenges, and global, national or regional recessions, and their effect on the demand for, and customers’ ability to pay for, the Company’s products and services; the creditworthiness or performance of the Company’s key suppliers, customers and counterparties; financial and economic conditions, including the availability of credit, and occurrences affecting the Company’s ability to obtain financing on acceptable terms for working capital, capital expenditures and other investments, including any downgrades in the Company’s credit ratings and changes in interest rates and other capital market conditions; changes in price differentials between similar quantities of natural gas sold at different geographic locations, and the effect of such changes on commodity production, revenues and demand for pipeline transportation capacity to or from such locations; the impact of information technology disruptions, cybersecurity or data security breaches; factors affecting the Company’s ability to successfully identify, drill for and produce economically viable natural gas reserves, including among others geology, lease availability and costs, title disputes, weather conditions, water availability and disposal or recycling opportunities of used water, shortages, delays or unavailability of equipment and services required in drilling operations, insufficient gathering, processing and transportation capacity, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; the Company’s ability to complete strategic transactions; increased costs or delays or changes in plans with respect to Company projects or related projects of other companies, as well as difficulties or delays in obtaining necessary governmental approvals, permits or orders or in obtaining the cooperation of interconnecting facility operators; increasing health care costs and the resulting effect on health insurance premiums and on the obligation to provide other post-retirement benefits; other changes in price differentials between similar quantities of natural gas having different quality, heating value, hydrocarbon mix or delivery date; the cost and effects of legal and administrative claims against the Company or activist shareholder campaigns to effect changes at the Company; negotiations with the collective bargaining units representing the Company’s workforce, including potential work stoppages during negotiations; uncertainty of natural gas reserve estimates; significant differences between the Company’s projected and actual production levels for natural gas; changes in demographic patterns and weather conditions (including those related to climate change); changes in the availability, price or accounting treatment of derivative financial instruments; changes in laws, actuarial assumptions, the interest rate environment and the return on plan/trust assets related to the Company’s pension and other post-retirement benefits, which can affect future funding obligations and costs and plan liabilities; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities or acts of war, as well as economic and operational disruptions due to third-party outages; significant differences between the Company’s projected and actual capital expenditures and operating expenses; or increasing costs of insurance, changes in coverage and the ability to obtain insurance. Forward-looking statements include estimates of gas quantities. Proved gas reserves are those quantities of gas which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible under existing economic conditions, operating methods and government regulations. Other estimates of gas quantities, including estimates of probable reserves, possible reserves, and resource potential, are by their nature more speculative than estimates of proved reserves. Accordingly, estimates other than proved reserves are subject to substantially greater risk of being actually realized. Investors are urged to consider closely the disclosure in our Form 10-K available at www.nationalfuel.com. You can also obtain this form on the SEC’s website at www.sec.gov. Forward-looking and other statements in this presentation regarding methane and greenhouse gas reduction plans and goals are not an indication that these statements are necessarily material to investor or required to be disclosed in our filings with the SEC. In addition, historical, current and forward-looking statements regarding methane and greenhouse gas emissions may be based on standards for measuring progress that are still developing, internal controls, and processes that continue to evolve and assumptions that are subject to change in the future. For a discussion of the risks set forth above and other factors that could cause actual results to differ materially from results referred to in the forward-looking statements, see “Risk Factors” in the Company’s Form 10-K for the fiscal year ended September 30, 2024, and the Form 10-Q for the quarter ended December 31, 2024. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date thereof or to reflect the occurrence of unanticipated events.

Hedge Portfolio & Capped Firm Sales     2Q 2025 3Q 2025 4Q 2025 FY 2026 FY 2027 FY 2028 FY 2029 Swaps Units Volume MMBtu 37,150 40,725 40,725 59,215 45,210 12,030 1,500 Wtd. Avg. Floor $ / MMBtu $3.45 $3.41 $3.41 $3.80 $3.88 $3.68 $3.53 Collars Volume MMBtu 13,305 19,080 19,080 76,125 29,720 5,480 -- Wtd. Avg. Ceiling $ / MMBtu $4.61 $4.41 $4.41 $4.53 $4.28 $4.23 -- Wtd. Avg. Floor $ / MMBtu $3.47 $3.36 $3.36 $3.43 $3.34 $3.33 -- Fixed Price Physical Volume MMBtu 22,442 20,025 20,114 79,746 73,683 37,649 20,346 Wtd. Avg. Floor $ / MMBtu $2.52 $2.51 $2.52 $2.46 $2.56 $2.72 $2.80               Capped Firm Sales Volume MMBtu 2,673 2,489 2,532 863 -- -- -- NYMEX Cap $ / MMBtu $2.92 $2.92 $2.92 $2.92 $2.92 $2.92 $2.92 Volume MMBtu 1,527 1,422 1,447 5,890 5,944 507 -- NYMEX Cap $ / MMBtu $4.95 $4.95 $4.95 $4.95 $4.95 $4.95 $4.95 Volume MMBtu 1,864 1,736 1,765 7,188 7,253 7,303 7,363 NYMEX Cap $ / MMBtu $7.00 $7.00 $7.00 $7.00 $7.00 $7.00 $7.00

Firm Transportation Commitments Volume (Dth/d) Production Source Delivery Market Demand Charges ($/Dth) Gas Marketing Strategy Northeast Supply Diversification Tennessee Gas Pipeline Niagara Expansion TGP & NFG - Supply Leidy South / FM100 WMB – Transco; NFG - Supply 50,000 158,000 EDA – Tioga WDA – CRV WDA – CRV EDA - Lycoming 12,000 Canada (Dawn) Canada (Dawn) TGP 200 (PA) $0.46 (3rd party) NFG pipelines - $0.24 3rd party - $0.40 $0.18 (NFG pipelines) Firm Sales Contracts Dawn/NYMEX Currently In-Service Firm Sales Contracts Dawn/NYMEX Atlantic Sunrise WMB - Transco 189,405 EDA - Lycoming Mid-Atlantic/ Southeast $0.73 (3rd party) Firm Sales Contracts NYMEX/Market Indices 330,000 Transco Zone 6 NNY $0.66 (3rd Party) Firm Sales Contracts Transco Zone 6 NNY/NYMEX Tioga County Extension NFG – Empire EDA – Tioga Firm Sales Contracts TGP 200 (NY)/NYMEX/Dawn Eastern EDA – Tioga Capacity release $0.19 (3rd Party) 100,000 In-Basin 158,000 42,000 TGP 200 (NY) Canada (Dawn) NFG pipelines - $0.23 NFG pipelines - $0.23 3rd party - $0.15

Comparable GAAP Financial Measure Slides & Reconciliations This presentation contains certain non-GAAP financial measures. For pages that contain non-GAAP financial measures, pages containing the most directly comparable GAAP financial measures and reconciliations are provided in the slides that follow. The Company believes that its non-GAAP financial measures are useful to investors because they provide an alternative method for assessing the Company’s ongoing operating results or liquidity and for comparing the Company’s financial performance to other companies. The Company’s management uses these non-GAAP financial measures for the same purpose, and for planning and forecasting purposes. The presentation of non-GAAP financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP. Management defines adjusted operating results and adjusted earnings per share as reported GAAP earnings before items impacting comparability. Management defines adjusted EBITDA as reported GAAP earnings before the following items: interest expense, income taxes, depreciation, depletion and amortization, other income and deductions, impairments, and other items reflected in operating income that impact comparability. The revised earnings guidance range does not include the impact of certain items that impacted the comparability of earnings during the three months ended December 31, 2024, including: (1) the after tax impairment of assets, which reduced earnings by $1.14 per share; (2) after-tax unrealized losses on a derivative asset, which reduced earnings by less than $0.01 per share; and (3) after-tax unrealized losses on other investments, which reduced earnings by $0.02 per share. While the Company expects to record certain adjustments to unrealized gain or loss on a derivative asset and unrealized gain or loss on investments during the nine months ending September 30, 2025, the amounts of these and other potential adjustments and charges, including ceiling test impairments, are not reasonably determinable at this time. As such, the Company is unable to provide earnings guidance other than on a non-GAAP basis. Management defines free cash flow as net cash provided by operating activities, less net cash used in investing activities, adjusted for acquisitions and divestitures. The Company is unable to provide a reconciliation of projected free cash flow as described in this presentation to its respective comparable financial measure calculated in accordance with GAAP without unreasonable efforts. This is due to our inability to reliably predict the comparable GAAP projected metrics, including operating income and total production costs, given the unknown effect, timing, and potential significance of certain income statement items. Reconciliations of forward-looking non-GAAP financial measures and non-GAAP ratios to comparable GAAP measures are not available due to the challenges and impracticability of estimating certain items, particularly depreciation and depletion expense, interest expense, income tax expense (benefit), other potential adjustments and charges, including ceiling test impairments, and non-cash unrealized derivative fair value gains and losses that are subject to market variability. Because of those challenges, a reconciliation of forward-looking non-GAAP financial measures and non-GAAP ratios is not available without unreasonable effort.

Non-GAAP Reconciliations – Adjusted EBITDA

Non-GAAP Reconciliations – Adjusted EBITDA, by Segment

Non-GAAP Reconciliations – Adjusted Operating Results

Non-GAAP Reconciliations – Funds From Operations

Reconciliation – Capital Expenditures